UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund
(Exact name of registrant as specified in charter)

c/o Nanking Road Capital Management, LLC
111 Gillett Street
 Hartford, CT 06105
(Address of principal executive offices) (Zip code)

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02106-3604
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 343-9567

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report
December 31, 2010

Dear Shareholders

Taiwan’s stock market ended 2010 at 8973 as measured by the Taiwan Stock Exchange index, which represented a market high since June 2008. As measured by the MSCI Taiwan index on a US$ total return basis, the Taiwan market delivered a healthy 23.1% annual return for 2010. From its low point on June 6, that index rallied an impressive 41.5% to year-end. The volatility of the market as measured by the MSCI Taiwan index using the 30 day annualized rate calculated by Bloomberg declined to 9.3%, compared to 15.2% and 36.0% at the previous two year-ends, respectively. The Fund’s stock price on the New York Stock Exchange rose 19.5%, and the net asset value increased 12.1%. After the employee turmoil at Foxconn’s factories in China in the early part of the year, domestic plays such as construction and financials outperformed the Taiwan companies with large operations in China, which are dominated by technology firms.

The Fund’s discount to net asset value averaged 8.0% in 2010, compared to 9.2% and 9.8% for the previous two years, respectively. The lowest closing discount for 2010 was 5.0% recorded on September 3, and the highest closing discount was 12.3%, reached on February 4. The Fund’s mean and median daily trading volumes for 2010 declined to 16,513 shares and 10,687 shares, respectively, compared to 26,435 shares and 16,663 shares, respectively, in 2009.

The Fund’s net asset value performance remained highly correlated to the overall performance of the Taiwan stock market with a R-squared of 0.96 and a beta of 0.97 relative to the return of the MSCI Taiwan index based on four years of weekly data through 2010. These figures indicate that the Fund’s performance is slightly less volatile than the performance of the index. During the same time period, the Fund produced an alpha of 1.1 basis points per week relative to the MSCI. Alpha is a measure of excess return which cannot be explained by the risk level of a portfolio and which is attributable to either skill or luck.

The Fund uses Bloomberg to provide attribution analysis for the Fund’s portfolio. The Bloomberg analysis compares the NT$ total returns of the Fund’s portfolio to the NT$ total returns of the Fund’s benchmarks. For the one year period ending December 31, 2010, the NT$ return of the Fund’s portfolio was 9.3% while the return of MSCI Taiwan was 13.0%. Therefore the active return for the Fund was -3.7%. Sector allocation contributed -1.4% to the active return while security selection contributed -4.8%. There were also contributions of 2.7% due to interaction effects and -0.3% due to currency – a result of two Hong Kong positions. Over allocation to Petrochemicals & Plastics and the selections within Components had the greatest positive effect to portfolio performance. Security selections within the Financials and over allocation to Computer Hardware & Systems were the main negative contributors over the past one year period. For the three months ending December 31, 2010, the portfolio returned 7.9% compared to MSCI Taiwan’s return of 9.6%, for an active return of -1.7%. Sector allocation contributed -1.0% while stock selection contributed -1.4%. Interaction effects totaled 0.9% and currency contribution came in at -0.2%. Interaction effects within the Financials sector and over allocation to Petrochemicals & Plastics were the main positive contributors while security selections within Financials and an under allocation to that sector were the main negative contributors to active returns over the last three months ended December 31, 2010.

Valuations in the Fund’s high quality portfolio remain attractive. At year-end, the technology-heavy portfolio had a weighted average price-earnings ratio of 15.1, a weighted average price-book ratio of 2.7, a weighted average dividend yield of 3.2%, and a weighted average return on equity of 19.9%. All figures are based on Bloomberg data.

Prospects for Taiwan’s economy remain strong. After a robust 10.5% growth rate in gross domestic product in 2010 (the highest level recorded since 1987), the Taiwan Institute for Economic Research expects the economy to grow at a healthy 5.7% rate in 2011. Exports are predicted to grow by 10% in 2011 after their impressive 35% growth in 2010. Foreign exchange reserves have increased to $382 billion.

Taiwan continues to rate highly in international studies of economic attractiveness. Ernst and Young recently ranked Taiwan as the twelfth most globalized economy in the world, and Business Environment Risk Intelligence has just ranked

Taiwan as having the world’s fourth best investment environment.

We believe that Taiwan companies with extensive business operations in China will continue to prosper and to provide excellent investment results.

Yours truly,

Steven R. Champion
President, CEO and Portfolio Manager

February 28, 2011

TAIWAN GREATER CHINA FUND PORTFOLIO HIGHLIGHTS Schedule of Investments by Industry as of December 31, 2010

Industry Diversification

		Percent of
Industry	U.S. $ Value	Net Assets
Computer Systems & Hardware	$15,555,124	18.17%
Semiconductors	14,755,788	17.23
Plastics	12,332,115	14.40
Electronic Components	9,850,233	11.50
Computer Peripherals/ODM	5,867,283	6.85
Flat-Panel Displays	4,477,594	5.23
Financial Services	3,993,426	4.66
Food	3,904,485	4.56
Steel	3,164,897	3.70
Cement	2,382,845	2.78
Electronics/Other	2,164,773	2.53
Other Non-Tech	1,919,229	2.24
Textiles	1,355,742	1.58
Rubber	1,058,397	1.24
Glass, Paper & Pulp	787,235	0.92
Electrical & Machinery	664,934	0.78
Retailing	604,439	0.71
Transportation	307,506	0.36
Hotels	129,625	0.15
Short-Term Securities	369,056	0.43
Liabilities (Net of Other Assets)	(14,775)	(0.02)
Net Assets	$85,629,951	100.00%

TAIWAN GREATER CHINA FUND Schedule of Investments / December 31, 2010

COMMON STOCK — 99.59%
			% of	U.S. Dollar
Shares			Net Assets	Value
Cement — 2.78%
865,043		Asia Cement Corp.	1.09	$938,177
1,309,715		Taiwan Cement Corp.	1.69	1,444,668
				2,382,845
Computer Peripherals/ODM — 6.85%
165,909		Chicony Electronics Co., Ltd.	0.42	362,661
151,535		HTC Corp.	5.36	4,586,411
680,896		Lite-on Technology Corp.	1.07	918,211
				5,867,283
Computer Systems & Hardware — 18.17%
412,828		Acer Inc.	1.46	1,250,868
146,834		Asustek Computer Inc.	1.60	1,367,804
761,078		Compal Electronics Inc.	1.16	989,227
2,141,363		Hon Hai Precision Industry Co., Ltd.	9.88	8,461,466
976,046		Quanta Computer Inc.	2.35	2,008,811
739,369		Wistron Corp.	1.72	1,476,948
				15,555,124
Electrical & Machinery — 0.78%
332,000		Teco Electric & Machinery Co., Ltd.	0.26	217,716
718,837	*	Walsin Lihwa Corp.	0.52	447,218
				664,934
Electronic Components — 11.50%
251,343		Catcher Technology Co., Ltd.	1.07	912,868
398,000		Coretronic Corp.	0.75	638,438
651,991		Delta Electronics Inc.	3.65	3,124,452
205,658	*	E Ink Holdings Inc.	0.48	408,743
130,715		Everlight Electronics Co.	0.43	371,010
245,678		Foxconn Technology Co., Ltd.	1.13	966,651
745,093	*	Pegatron Corp.	1.23	1,052,391
132,020		Shin Zu Shing Co., Ltd.	0.40	347,187
85,210		Simplo Technology Co., Ltd.	0.71	607,497
230,170		TXC Corp.	0.50	431,143
475,926		WPG Holdings Co., Ltd.	1.05	901,084
9,478		Young Fast Optoelectronics Co., Ltd.	0.10	88,769
				9,850,233
Electronics/Other — 2.53%
198,950		Lumax International Corp., Ltd.	0.47	400,094
666,766		Synnex Technology International Corp.	2.06	1,764,679
				2,164,773

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND Schedule of Investments (Continued) / December 31, 2010

			% of	U.S. Dollar
Shares			Net Assets	Value
Financial Services — 4.66%
1,434,550		Cathay Financial Holding Co., Ltd.	2.91	$2,494,156
1,114,557		Fubon Financial Holding Co., Ltd.	1.7	1,499,270
				3,993,426
Flat-Panel Displays — 5.23%
3,043,292	*	AU Optronics Corp.	3.62	3,101,014
1,015,732	*	Chimei Innolux Corp.	1.61	1,376,580
				4,477,594
Food — 4.56%
151,943		Great Wall Enterprises Co.	0.19	161,467
416,000		Tingyi (Cayman Islands) Holdings Corp.	1.26	1,075,682
1,384,992		Uni-President Enterprise Corp.	2.35	2,014,424
742,000		Want Want China Holdings, Ltd.	0.76	652,912
				3,904,485
Glass, Paper & Pulp — 0.92%
643,995		Taiwan Glass Industrial Corp.	0.92	787,235

Hotels — 0.15%
7,470		Formosa International Hotels Corp.	0.15	129,625

Plastics — 14.40%
1,022,897		Formosa Chemicals & Fiber Corp.	3.94	3,378,009
1,425,271		Formosa Plastics Corp.	5.46	4,673,255
1,750,968		Nan Ya Plastics Corp.	5.00	4,280,851
				12,332,115
Retailing — 0.71%
86,046		Far Eastern Department Stores Co., Ltd.	0.17	141,066
102,445		President Chain Store Corp.	0.54	463,373
				604,439
Rubber — 1.24%
484,192		Cheng Shin Rubber Ind. Co., Ltd.	1.24	1,058,397

Semiconductors — 17.23%
2,249,434		Advanced Semiconductor Engineering Inc.	2.98	2,553,080
334,044		MediaTek Inc.	5.48	4,690,051
95,851		Powertech Technology Inc.	0.37	312,670
473,193		Siliconware Precision Industries Co., Ltd.	0.65	556,960
2,454,284		Taiwan Semiconductor Manufacturing Co., Ltd.	6.84	5,860,041
1,428,397		United Microelectronics Corp.	0.91	782,986
				14,755,788
Steel — 3.70%
2,719,513		China Steel Corp.	3.58	3,063,751
91,004		Tung Ho Steel Enterprise Corp.	0.12	101,146
				3,164,897

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND Schedule of Investments (Continued) / December 31, 2010

		% of	U.S. Dollar
Shares		Net Assets	Value
Textiles — 1.58%
816,080	Far Eastern New Century Corp.	1.58	$1,355,742

Transportation — 0.36%
144,000	U-Ming Marine Transport Corp.	0.36	307,506

Other Non-Tech — 2.24%
273,263	Giant Manufacturing Co., Ltd.	1.28	1,093,567
341,900	Merida Industry Co., Ltd.	0.70	604,787
243,709	Pou Chen Corp.	0.26	220,875
			1,919,229
TOTAL COMMON STOCK (COST $67,428,325)		99.59	85,275,670
SHORT TERM SECURITIES — 0.43%
Time Deposit — 0.43%
Citibank - London, 0.03%, Due 01/03/11		0.43	369,056

TOTAL SHORT-TERM SECURITIES (COST $369,056)			369,056

TOTAL INVESTMENTS IN SECURITIES AT FAIR VALUE
(COST $67,797,381)		100.02	85,644,726

LIABILITIES (NET OF OTHER ASSETS)		(0.02)	(14,775)
NET ASSETS		100.00	85,629,951

*	Non-income producing: These stocks did not pay a cash dividend during the past year.

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND Statement of Assets and Liabilities December 31, 2010 (Expressed in U.S. Dollars)

Assets
Investments in securities at market value (Notes 2B, 2D, 3 and7)
Common Stock (cost — $67,428,325)	$85,275,670
Short-term securities (cost — $369,056)	369,056
Total investment in securities at fair value (cost — $67,797,381)	85,644,726

Cash	89,214
Foreign cash (cost — $69,224)	69,835
Prepaid expenses and other assets	73,150
Total assets	85,876,925

Liabilities
Professional fees payable	123,950
Management fee payable (Note 4)	90,226
Administration fee payable (Note 5)	19,911
Custodian fee payable (Note 6)	10,736
Other accrued expenses	2,151
Total liabilities	246,974

Net assets	$85,629,951
Components of net assets
Par value of shares of beneficial interest (Note 8)	$106,395
Additional paid-in capital (Note 8)	66,412,861
Accumulated net investment income	62,906,097
Accumulated net realized loss on investments and foreign currency transactions	(26,629,110)
Unrealized net appreciation on investments (Note 7)	17,847,345
Cumulative translation adjustment (Note 2F)	(35,013,637)

Net assets	$85,629,951
Net asset value per share (10,639,544 shares issued
and outstanding, par value $0.01)	$8.05

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND Statement of Operations For the Year Ended December 31, 2010 (Expressed in U.S. Dollars)

Investment income (Notes 2B, 2D)
Dividends	$2,619,640
Interest and other income	270
2,619,910
Republic of China taxes (Note 2H)	(617,089)
2,002,821
Expenses
Management fee (Note 4)	974,997
Shareholder communication expenses	332,275
Trustee fees and expenses	253,061
Administrative fee (Note 5)	125,246
Custodian fee (Note 6)	120,605
Audit and tax fee	103,550
Insurance expenses	86,447
Legal fees and expenses	86,061
Miscellaneous expenses	83,464
2,165,706
Other expenses
Registration expenses (Note 8)	316,943
Total expenses	2,482,649

Net investment loss	(479,828)
Net realized and unrealized gain on investments and foreign currencies (Notes 2F and 7)
Net realized gain on:
investments (excluding short-term securities)	2,082,950
foreign currency transactions	110,069
Net realized gain	2,193,019
Net changes in unrealized appreciation on:
investments	3,104,106
translation of assets and liabilities in foreign currencies	4,280,691
Net unrealized appreciation	7,384,797
Net realized and unrealized loss from investments and foreign currencies	9,577,816
Net increase in net assets resulting from operations	$9,097,988

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND Statements of Changes in Net Assets For the Years Ended December 31, 2010 and 2009 (Expressed in U.S. Dollars)

	2010	2009
Net increase (decrease) in net assets resulting from operations
Net investment loss	$(479,828)	$(436,113)
Net realized gain on investments and foreign
currency transactions	2,193,019	1,328,719
Unrealized appreciation on investments	3,104,106	39,826,892
Unrealized appreciation on translation of
assets and liabilities in foreign currencies	4,280,691	1,559,690

Net increase in net assets resulting from operations	9,097,988	42,279,188

Capital share transactions:
Cost of semi-annual repurchase offer (Note 8B)	(8,060,115)	(7,406,801)
Net increase in net asssets	1,037,873	34,872,387

Net assets, beginning of year	84,592,078	49,719,691

Net assets, end of year	$85,629,951	$84,592,078

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND Financial Highlights (Expressed in U.S. Dollars)

	Years Ended December 31,
	2010	2009	2008	2007		2006
Per share operating performance:
Net asset value, beginning of year	$7.18	$3.81	$8.02	$7.07		$5.87
Net investment income (loss) (a)	(0.04)	(0.03)	0.15	0.02		0.01
Net realized and unrealized gain (loss)
on investments	0.45	3.24	(4.21)	0.92		1.21
Net realized and unrealized
appreciation (depreciation) on
translation of foreign currencies	0.45	0.15	(0.16)	(0.01)		(0.03)
Total from investment operations	0.86	3.36	(4.22)	0.93		1.19

Distributions to Shareholders from:
Net investment income*	—	—	—	—		—

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.01 (a)	0.01 (a)	0.01 (a)	0.02	(a)	0.01

Net asset value, end of year	$8.05	$7.18	$3.81	$8.02		$7.07

Per share market price, end of year	7.60	6.36	3.53	7.23		6.61

Total investment return (%):
Based on Trust’s market price	19.50	80.18	(51.18)	9.38		24.72
Based on Trust’s net asset value	12.12	88.45	(52.49)	13.44		20.44
U.S. $ return of Taiwan Stock Exchange
Index**	17.94	82.88	(46.66)	9.23		20.35

Ratios and supplemental data:
Net assets, end of year (in thousands)	$85,630	$84,592	$49,720	$116,031		$113,391
Ratio of expenses to average net assets (%)	3.15	2.80	2.37	2.30		2.55
Ratio of net investment income (loss) to
average net assets (%)	(0.61)	(0.64)	2.29	0.28		0.22
Portfolio turnover ratio (%)	5	11	22	26		24

(a)	Based on average shares outstanding.
*	See Note 2G for information concerning the Trust’s distribution policy.
**
Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, and do not assume that cash dividends were reinvested.  The Taiwan Stock Exchange Index is calculated by the Taiwan Stock Exchange Corp.

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND Notes to Financial Statements / December 31, 2010 (Expressed in U.S. Dollars)

Note 1 — Organization and Acquisition of The Taiwan (R.O.C.) Fund

The Taiwan Greater China Fund (the “Fund” or the “Trust”) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange (“NYSE”) on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund. The Taiwan (R.O.C.) Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting The Taiwan (R.O.C.) Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in The Taiwan (R.O.C.) Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Taiwan (R.O.C.) Fund was subsequently liquidated. At the Annual Meeting of Shareholders held on August 21, 2007, shareholders approved an advisory agreement between the Fund and Nanking Road Capital Management, LLC (the “NRC”), a company organized by employees of the Fund who had managed the Fund’s investments for the period from February 2004 to September 2007.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion. Because the Trust’s shares traded at an average discount to NAV of more than 10% for the 12-week period ended December 4, 2009, the Trust’s shareholders will be asked to consider the conversion of the Trust to an open-end investment company at the 2010 annual meeting to be held during the second quarter of 2011. As the Trust did not hold its 2010 annual meeting of shareholders within the 2010 calendar year, the New York Stock Exchange has noted that the Trust is out of compliance with certain NYSE listing requirements.  The Fund expects the NYSE to remove the noncompliance notice upon completion of conducting the 2010 annual meeting.

At the Annual Meeting of Shareholders held on June 21, 2005, the shareholders approved the adoption by the Trust of an interval fund structure. The Trust now makes semi-annual repurchase offers with respect to its shares (see Note 8B).

On October 31, 2006, the Board of Trustees of the Trust (the “Board” or “Trustee”) terminated the Fund’s policy requiring the Republic of China Securities and Futures Bureau, Financial Supervisory Commission (the “ROC FSC”) to consent to change certain policies of the Fund.

Note 2 — Summary of Significant Accounting Policies

A — Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at NAV or at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

C — Lending of Portfolio Securities —The Trust may lend portfolio securities up to 33 1/3% of the market value of the Fund’s total assets to qualified broker-dealers or financial institutions. All loans of portfolio securities are required to be secured by cash, U.S. government or government agency securities, or bank letters of credit, in each case in an amount equal, at the inception of the loan and continuing throughout the life of loan, to 105% of the market value of securities lent, which are marked-to-market daily. The Trust receives compensation for securities lending activities from interest earned on the invested cash collateral net of fee rebates paid to the borrower. The Trust’s lending agency agreement with UBS Securities LLC (“UBS”), was terminated in October 2008, as UBS decided to exit the securities lending agency business. The Trust did not have securities on loan during the fiscal year ended December 31, 2010.

TAIWAN GREATER CHINA FUND Notes to Financial Statements / December 31, 2010 (Expressed in U.S. Dollars) (continued)

D — Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

E — Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2010, the Trust had $14,818,263 of capital loss carryover expire with a total loss carryover of $26,343,455 remaining.

This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $11,721,463 of such loss will expire on December 31, 2011, $3,691,414 of such loss will expire on December 31, 2013 and $10,930,578 will expire on December 31, 2017.

In accordance with federal income tax regulations, the Trust expects to elect to defer currency losses of $1,238,013, realized on investment transactions from November 1, 2010 through December 31, 2010 and treat them as arising during the fiscal year ending December 31, 2011 for U.S. federal income tax purposes.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund will be contained within this section of the Fund’s fiscal year ending December 31, 2011 financial statements.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars (“U.S.$”) based on the closing market rate for the United States Dollar in Taiwan at the end of the year. At December 31, 2010, that rate was NT$29.736 to U.S. $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net realized capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on GAAP. In order to reconcile such differences, accumulated net investment income was increased by $3,589,520 and accumulated net realized loss on investments was increased by $14,508,088 and paid in capital was decreased by $18,097,608 to reflect the impact of such differences in accordance with GAAP. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares, expiring capital loss carryforward, as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

As of December 31, 2010, the components of distributable earnings/ (accumulated gains/losses) on a tax basis were as follows:

Undistributed net investment income	$—
Accumulated capital loss	(26,343,455)
Accumulated foreign exchange gains	29,983,570
Unrealized appreciation	15,470,580
Total Accumulated Earnings/(Losses)	$19,110,695

H — Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

TAIWAN GREATER CHINA FUND Notes to Financial Statements / December 31, 2010 (Expressed in U.S. Dollars) (continued)

Management has analyzed the Trust’s tax positions taken on federal income tax returns for all open tax years and has concluded that, as of December 31, 2010, no provision for income tax would be required in the Trust’s financial statements. The Trust’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the year ended December 31, 2010, total par value of stock dividend received was $503,851.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the fair value of stocks sold or transferred is levied. Proceeds from sales of investments are net of securities transaction tax of $37,183 paid for the year ended December 31, 2010.

I — Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

J — Accounting for Uncertainty in Income Taxes — ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. As required, the Trust implemented ASC740 on January 1, 2007. Based on management’s evaluation, ASC 740 did not have a material impact on the Trust’s financial statements.

K —Fair Value Measurements and Disclosures — In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” This ASU will add new requirements for disclosures into and out of Levels I and II fair-valued measurements and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level III fair-valued measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. Except for the detailed Level III reconciliation disclosures, the guidance in the ASU is effective for annual and interim reporting periods in fiscal years beginning after December 15, 2009 and has been incorporated in these financial statements. The new disclosures for Level III activity are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2010.

The Trust values its investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurement. The changes to current practices, resulting from the application of ASC 820, relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurement. ASC 820 emphasizes that fair value is a market based measurement, not an entity specific measurement; as such, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the Trust (observable inputs) and (2) the Trust’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

TAIWAN GREATER CHINA FUND Notes to Financial Statements / December 31, 2010 (Expressed in U.S. Dollars) (continued)

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities at December 31, 2010 using the fair value hierarchy:

At December 31, 2010

	Level I*	Level II*	Level III*	Total
Investments, at value	$85,644,726	—	—	$85,644,726
Common Stocks	85,275,670	—	—	85,275,670
Time Deposits	369,056	—	—	369,056

* There were no transfers in or out of Level I, Level II and Level III.

Note 3 — Investment Considerations

Because the Trust concentrates its investments in publicly traded equities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in NT$, changes in the relationship of the NT$ to the U.S.$ may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Investment Management

As described in Note 1, the Trust entered into an advisory agreement with NRC on October 1, 2007. Pursuant to the advisory agreement, NRC is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust’s affairs. The Trust pays NRC a fee at an annual rate of 1.25% of the NAV of the Trust’s assets up to $150 million and 1.00% of such NAV in excess of $150 million.

Note 5 — Administrative Management

Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the goods or service is purchased.

Note 6 — Custodian

BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the Trust’s market value of Taiwan holdings up to $200 million, 0.13% of such Taiwan holdings equal to or in excess of $200 million up to $400 million and 0.11% of such Taiwan holdings equal to or in excess of $400 million. The Trust pays BBH a monthly fee for securities in the Hong Kong market at an annual rate of 0.10% of the Trust’s market value of Hong Kong holdings. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 7 — Investments in Securities

Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2011, included $3,683,222 for stock purchases and $12,373,535 for stock sales, respectively.

At December 31, 2010, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was approximately equal to the cost of such investments for financial reporting purposes. At December 31, 2010, the unrealized appreciation of $15,470,580 for U.S. federal income tax purposes consisted of $23,471,173 of gross unrealized appreciation and $8,000,593 of gross unrealized depreciation.

Note 8 — Shares of Beneficial Interest

A — The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

TAIWAN GREATER CHINA FUND Notes to Financial Statements / December 31, 2010 (Expressed in U.S. Dollars) (continued)

In connection with the share repurchase program referred to above, the Board authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and such share repurchases are made on the NYSE and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934, as amended. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

During the year ended December 31, 2010, the Trust did not repurchase any shares under this program.

B — The Trust has adopted an interval fund structure pursuant to which it makes semi-annual repurchase offers of its shares of beneficial interest. The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer will be established by the Trust’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest. If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In December 2009, the Trust accepted 620,472 shares for payment at a price of $6.59 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on December 16, 2009, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In June 2010, the Trust accepted 589,448 shares for payment at a price of $6.34 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 21, 2010, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2010, the Trust accepted 559,976 shares for payment at a price of $7.72 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on December 16, 2010, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

At December 31, 2010, 10,639,544 shares were outstanding.

C — On July 15, 2008, the Trust filed a Registration Statement on Form N-2 with the SEC to register its common shares for one or more potential offerings in the future. On December 18, 2008, the Trust filed an amended Registration Statement on Form N-2 with the SEC to register its common shares for one or more potential offerings in the future and on January 22, 2009, the Registration Statement was declared effective by the SEC. The Fund filed subsequent amendments for the same purpose on November 11, 2009, and January 27, 2010 and May 14, 2010.

The Board has concluded that the Fund will not move forward with an offering. The total costs, of which $177,274 had been included in prepaid expenses and other assets at December 31, 2009, associated with the filing of the Trust’s Registration Statement and any amendments related to the potential offering, which were included in other expenses for the year ended December 31, 2010 as follows:

Legal	$234,243
Audit	32,800
Shareholder Communication	21,600
Other	28,300
$316,943

Note 9 — Subsequent Events

Management of the Fund has performed an evaluation of subsequent events through the date the financial statements were issued. In 2010, the Board initiated a strategic review process to consider strategic options for the Fund, including among other things, the option of becoming an open-end investment management company. In conjunction with this endeavor, should the Fund enter into certain transactions, a payment of $225,000 is required to be paid to a consultant hired to assist the Board. As of December 31, 2010 approximately $58,000 had been incurred in relation to these strategic options.

Effective January 12, 2011, Mr. Pedro-Pablo Kuczynski resigned from his position as Trustee and Chairman of the Board to pursue the office of President of Peru. The Board subsequently elected Mr. Frederick Copeland as Chairman of the Board and formally reduced the size of the Board to five members.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Taiwan Greater China Fund

We have audited the accompanying statement of assets and liabilities of the Taiwan Greater China Fund (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2011

TAIWAN GREATER CHINA FUND Additional Information (unaudited)

The Fund has obtained an agreement letter from Offshore Funds Centre of United Kingdom dated January 23, 2007 that its investors do not hold “material interest” in an offshore fund. Therefore, the Fund does not need to seek distributing fund status.

Steven R. Champion, President and Chief Executive Officer of the Fund has served as Portfolio Manager responsible for the day to day management of the Fund since February 2004. Prior to October 1, 2007, Mr. Champion was employed directly by the Fund as the portfolio Manager for the Fund. Since October 1, 2007, he has been employed by Nanking Road Capital Management Company, independent investment adviser, to serve as Portfolio Manager to the Fund. Mr. Champion was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 1997 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

New York Stock Exchange Certification

In 2011, the Trust Chief Executive Officer provided to the New York Stock Exchange (the “NYSE”) the annual CEO certification regarding the Trust’s compliance with the NYSE’s Corporate Governance listing standards, pursuant to Section 303.A of the NYSE Listed Company Manual for the year ended December 31, 2010, stating that he was unaware of any violations of such listing standards.

Proxy Voting Policy

The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Risk Metrics Group, formerly Institutional Shareholder Services, Inc., unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Trust’s Board of Trustees. A summary of the voting policies may be found on the Trust’s website, www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the (SEC), www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2010 is available on or through the Trust’s website and on the SEC’s website.

Portfolio Holdings

The Trust provides a complete list of its portfolio holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list of portfolio holdings for the first and third quarters with the SEC on Form N-Q, which is available on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC, 20549. To find out more about this public service, call the SEC at 1-800-SEC-0330.

The Trust issues a new monthly update each month, which can be viewed on the Trust’s website at www.taiwangreaterchinafund.com. Please call toll free 1-800-343-9567 for any further information.

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TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com

Trustees and Officers:
Frederick C. Copeland Jr., Chairman, Trustee and Audit Committee Member
David N. Laux, Trustee
Tsung-Ming Chung, Trustee and Audit Committee Member
Edward B. Collins, Trustee and Audit Committee
Member
Robert P. Parker, Trustee and Audit Committee Member
Steven R. Champion, President, Chief Executive Officer and Portfolio Manager
Regina Foley, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

Manager:
Nanking Road Capital Management, LLC
111 Gillett Street
Hartford, CT 06105
U.S.A.
Tel: (860) 278-7888

Administrator & Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S.A.
Tel: (617) 742-1818

Transfer Agent,

Paying and Plan Agent:
American Stock Transfer & Trust Company
59 Maiden Lane – Plaza Level
New York, NY 10038
U.S.A.
Tel: (866) 624-4110

Investor Relations & Communications:
Pristine Advisers
8 Walnut Avenue East
Farmingdale, NY 11735
U.S.A.
Tel: (631) 756-2486

U.S. Legal Counsel:
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019-6131
U.S.A.
Tel: (212) 878-8000

For information on the Fund, including the NAV,
please call toll free 1-800-343-9567.
Current and historical (from 2/27/2004) NAV information can be found on the Fund’s website at
www.taiwangreaterchinafund.com

ITEM 2. CODE OF ETHICS.

As of the fiscal year ended December 31, 2010 (the “Reporting Period”), the registrant has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have not been any changes to, or waivers from, any provision of the code of ethics during the Reporting Period. A copy of this code of ethics is filed as an exhibit to this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Tsung-Ming Chung possesses the attributes identified in Item 3 of Form N-CSR to qualify as an “audit committee financial expert” and has designated Mr. Chung as the registrant’s Audit Committee financial expert. Mr. Chung is independent for purposes of paragraph (a)(2) of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.  For each of the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years ended December 31, 2010 and December 31, 2009 were $88,000 and $85,000, respectively.

(b) Audit Related Fees.  For each of the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed for assurance and related services rendered to the registrant by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $14,250 and $7,400, respectively

(c) Tax Fees. For each of the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning were $33,000 and $30,000 respectively.  The services for the fiscal year ended December 31, 2008 and December 31, 2009 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d) All Other Fees. For each of the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed for products and services provided to the registrant by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)  (1) In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item 4 that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 0%
(c) 0%
(d) 0%

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended December 31, 2010 and December 31, 2009 are $0 and $0, respectively.

(h) There were no non-audit services rendered to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the adviser that provide on-going services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The members of the registrant's audit committee are: Edward B. Collins (Chairman), Robert P. Parker, Frederick C. Copeland, Jr. and Tsung-Ming Chung.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's policy with regard to voting shares held in its portfolio is to vote in accordance with the recommendations of MSCI Inc., formerly Risk Metrics Group, unless the registrant's chief executive officer recommends to the contrary, in which event the decision as to how to vote shares will be made by the registrant's Board of Trustees.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(1) Portfolio Manager. Steven R. Champion, President and Chief Executive Officer of the Fund has served as Portfolio Manager responsible for the day to day management of the Fund’s portfolio since February 2004.  Prior to October 1, 2007, Mr. Champion was employed directly by the Fund as the Portfolio Manager for the Fund.  Since October 1, 2007, he has been employed by Nanking Road Capital Management, LLC (“NRC”), the independent investment manager, to serve as Portfolio Manager to the Fund. Mr. Champion was Executive Vice President of the Bank of Hawaii from 2001-2003 and Chief Investment Officer of Aetna International from 2000-2001. Mr. Champion also previously served as the Portfolio Manager of The Taiwan (R.O.C.) Fund, the predecessor to the registrant, from 1987 to 1989, and President and Portfolio Manager of the registrant from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

(2) Other Accounts Managed by Portfolio Manager.  As of the fiscal year ended December 31, 2010, Mr. Champion managed the registrant with approximately $86,039,971 million in assets under management.  As of the fiscal year ended December 31, 2010, Mr. Champion did not manage any mutual funds, pooled investment vehicles or other accounts other than the registrant.

While Mr. Champion does not currently manage any other fund or account, actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund.  NRC has adopted policies and procedures that it believes are reasonably designed to address potential conflicts of interest.  As a result, NRC does not believe that these potential conflicts of interest will affect the Portfolio Manager’s professional judgment while managing the registrant.

(3) Compensation.  As of October 31, 2007, the registrant entered into an investment advisory agreement (the “Agreement”) with NRC, whereby the registrant’s management structure changed from an internally managed entity to an externally managed entity.  Mr. Champion is the principal owner of NRC and controls its affairs.  In that connection, he determines the compensation to be paid to himself and other NRC employees out of NRC’s investment advisory revenues, net of other expenses.  If profits are available for distribution to NRC’s owners after the payment of salary, bonus and other operating expenses, Mr. Champion is the principal beneficiary of those profits. In determining compensation and bonuses to be paid to him and other NRC officers and employees, Mr. Champion has structured NRC’s compensation program to attract and retain key personnel as well as to provide incentives for top quality performance.  The factors that he expects to take into account in making such decisions include competence, diligence, creativity and dedication and his assessment of the level of importance of a person’s performance as an employee or consultant to NRC’s success as an enterprise.  In assessing his own performance as portfolio manager, Mr. Champion expects to base his assessment on a variety of factors, the most important of which is the registrant’s (and other clients’, if any) investment performance in relation to various benchmarks.  Mr. Champion anticipates that the relationship between salary and bonus payments to himself and other officers and employees of NRC, on the one hand, and the proportion of NRC’s profits to which he will be entitled as a result of his ownership and profit interest in NRC, on the other hand, may vary from year to year, particularly if NRC acquires other investment management or advisory clients and if the proportion of NRC owned by Mr. Champion changes.  In addition to a base salary, bonus and his profit interest, Mr. Champion is eligible for health insurance and deferred compensation benefits.

 (4) As of the fiscal year ended December 31, 2010, Mr. Champion beneficially owned shares in the registrant with a market value of $100,001 - $500, 000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31
February 1 to February 28
March 1 to March 31
April 1 to April 30
May 1 to May 31
June 1 to June 30	(1) 589,448	$6.34	(1) 589,448	(2) 0
July 1 to July 31
August 1 to August 31
September 1 to September 30
October 1 to October 31
November 1 to November 30
December 1 to December 31	(1) 559,976	$7.72	(1) 559,976	(2) 0
Total	1,149,424	$14.06	1,149,424	125,032

(1)	Shares repurchased under the registrant’s semi-annual repurchase offer.

(2)
In addition to the semi-annual repurchase offer, the registrant may repurchase up to 2,179,932 shares under a separate repurchase program (the “Repurchase Program”) which commenced on November 1, 2004. The Repurchase Program does not have an expiration date.  No shares were repurchased under the Repurchase Program during the fiscal year ended.  As of December 31, 2010, 125,032 shares may be purchased under the Repurchase Program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics required by Item 2 of Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)(3) The registrant has made no written solicitations to purchase securities pursuant to Rule 23C-1 under the 1940 Act during the period covered by this report to 10 or more persons.

(b) Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taiwan Greater China Fund

By: /s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer (Principal Executive Officer)

Date:  March 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer (Principal Executive Officer)

Date:  March 11, 2011

By: /s/ Regina Foley
Name: Regina Foley
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date:  March 11, 2011